Exhibit 10.24

POLICY INFORMATION

Definitions: Wherever the word “Policy” or “Policies” is used in this Payment Agreement, “PA”, unless otherwise defined herein, it means the policy(ies) listed on the SCHEDULE OF POLICIES within the Notice of Acceptance. Wherever the word “we” or “us” or “our” is used in this Agreement, it means the undersigned Insured/Borrower or, if there is more than one Insured/Borrower, the undersigned Insureds/Borrowers, jointly and severally. “Imperial PFS Canada” means Imperial PFS Payments Canada, ULC and its successors and assigns. Wherever the words “Insurance Company” or “Insurance Companies” are used in this Agreement, they mean the insurance companies listed on the SCHEDULE OF POLICIES within the Notice of Acceptance. Interpretation: In this PA, words indicating the singular shall include the plural and vice versa, and words indicating one gender shall include all genders.

AGREEMENTS OF INSURED/BORROWER

In consideration of Imperial PFS Canada’s commitment to finance and the premium payments being financed by Imperial PFS Canada to the Insurance Companies on our behalf and with our authority, we, THE INSURED/BORROWER, HEREBY:

1. Promise to pay to Imperial PFS Canada the Balance plus Plan Cost to be made in accordance with the Payment Details, subject to the provisions set forth in this PA, whether or not any or all of the Policies are terminated for any reason and acknowledge that included in the Balance may be amounts of applicable taxes and fees and if so included, the word “premium” when used in this PA shall be interpreted to include any such amounts.

2. Assign by way of security to Imperial PFS Canada all unearned premiums, all dividends and all loss payments, which reduce the unearned premiums under the Policies and all provincial or federal sales tax or other refunds, and agree that if we receive any such amounts, we shall receive them in trust for Imperial PFS Canada and shall immediately pay them over to Imperial PFS Canada.

3. Irrevocably appoint Imperial PFS Canada our attorney with full authority, coupled with an interest, to cancel the Policies financed herein for nonpayment of payments as set forth in this PA or as otherwise contemplated in this PA, to direct the Insurance Companies to make payment of all sums assigned, to Imperial PFS Canada, to receive all sums assigned and to endorse on our behalf in favour of Imperial PFS Canada any cheque made payable to us and to Imperial PFS Canada jointly.

4. Understand that the Plan Cost begins to accrue on the earlier of the earliest effective date of any of the Policies and the date of funding by Imperial PFS Canada hereunder.

5. Late Payment: Upon default of any payment for five (5) days, agree to pay a late charge of five percent (5%) of the Defaulted Payment. In addition, we agree Imperial PFS Canada may at its own discretion impose a charge in the amount of CAD $50.00 plus applicable taxes for each defaulted/returned payment. This section does not apply to section 32.

6. Continuous Agreement: Acknowledge this PA to be an ongoing contract providing for continuous insurance premium financing in accordance with its terms which may, at Imperial PFS Canada’s sole discretion, be renewed or extended annually upon our request subject to the receipt and approval by Imperial PFS Canada of a renewal notice executed by us or our authorized Agent or Broker. Each renewal shall be effective only following approval by Imperial PFS Canada by means of a written notice of acceptance as of the Policy Effective Date stated in such renewal notice and shall be for the Policy Term specified and for the Balance also specified therein. We appoint the Insurance Agent or Broker identified on Page 1 as our attorney, who has accepted such mandate, with full authority, coupled with an interest, to execute for and on our behalf any renewal notice or renewal payment agreement in order to modify the terms and provisions of this PA, request successive one year extensions of this PA or otherwise. We understand that we may revoke this appointment at any time upon written notice to the Insurance Agent or Broker and to Imperial PFS Canada. We agree that an Initial Payment, equal in proportion to that in the initial PA, is due to Imperial PFS Canada on any renewal of this PA, and in order to maintain that Initial Payment we authorize Imperial PFS Canada to continue pre-authorized withdrawals until written notice of cancellation or a renewal notice is received by Imperial PFS Canada. Imperial PFS Canada shall credit any excess to or collect any shortfall of Initial Payment from us at time of renewal of this PA. We agree that following each such approval by Imperial PFS Canada each and every one of the terms and conditions of the original PA other than the particulars of the Payment Agreement, which shall be amended to reflect the amended Policies and payments, shall remain in full force and effect during the relevant term, notwithstanding any change of Insurance Companies, Policy coverage types, premium amount or Payment Agreement Details. We further agree that financing provided by Imperial PFS Canada for each renewal term shall be at current rates being charged by Imperial PFS Canada at the relevant renewal date, and that Imperial PFS Canada has the right to decline any renewal of this PA at its sole discretion.

7. Copy of Policy: Irrevocably direct our authorized Agent or Broker to provide Imperial PFS Canada upon Imperial PFS Canada’s request with a complete copy of the Policies and any other requested information concerning return premium, cancellation and minimum earned/retained amount.

8. Updated Information: Agree to provide to Imperial PFS Canada not less than thirty (30) days’ prior written notice of any change in our name, address, bank account, credit card account or any change related to the Policies or this PA.

9. Cancellation after Policy is in Force: Agree that if we do not make a payment when it is due or we are otherwise in default under this PA or any other PA which we at any time enter into with Imperial PFS Canada or its affiliates, Imperial PFS Canada may exercise its power of attorney, cancel the Policies in accordance with the provisions contained in this PA, direct the Insurance Companies as to payment of all sums assigned, to Imperial PFS Canada, and act in our place with regard to the Policies. We understand that before Imperial PFS Canada cancels the Policies, Imperial PFS Canada will mail a written Notice of Intent to Cancel to us at our last address as shown on Imperial PFS Canada’s records, and that Imperial PFS Canada will send a Notice of Cancellation to the Insurance Companies and us canceling the Policies if we do not make the payment that is overdue or otherwise cure the default within ten (10) days of the default. In addition, we agree to pay Imperial PFS Canada an administration fee of $100.00 plus applicable taxes should Imperial PFS Canada have to cancel this PA.

10. Money Received after Cancellation: Agree that if Imperial PFS Canada receives a payment after Imperial PFS Canada sends the Notice of Cancellation, Imperial PFS Canada may apply to it what we owe, if anything, without changing Imperial PFS Canada’s rights under this PA. After the Policies are cancelled (whether by Imperial PFS Canada or by us or anyone else), Imperial PFS Canada has the right to receive all refunds of unearned premiums and apply them against the unpaid portion of the Balance plus Plan Cost as amended from time to time together with all other amounts owing under this PA, if any. If the refund is more than we owe, Imperial PFS Canada will return to us only what is left after all amounts due under this PA have been paid in full. If the refund is less than we owe, we will pay Imperial PFS Canada the difference forthwith on demand. Imperial PFS Canada may act in our place to do whatever is necessary to collect such refunds. The Insurance Companies may rely on whatever Imperial PFS Canada tells them regarding the Policies and the refunds; they do not have to get proof from us or anyone else as to any matter.

11. Default: Agree that we will be in default if any of the following happens: a payment is not made when it is due (if the Initial Payment is not made, it shall give rise to a repudiation or in the case of Quebec, a resolution according to section 32); a proceeding in bankruptcy, receivership, insolvency or similar proceeding is instituted by or against us; any one of the Policies is cancelled by us or the Insurance Companies or any other person for any reason; or we fail to keep a promise we make in this PA.

12. Right to Demand Payment in Full: Agree that at any time after we are in default, Imperial PFS Canada can demand and has the right to receive immediately payment of the total unpaid portion due under this PA. All remedies hereunder are cumulative. Imperial PFS Canada need not exhaust its remedies before claiming the total unpaid amount due under this PA from us. The provision hereto is a clause of forfeiture of benefit of the term. Any amount forfeited by us will not constitute a penalty but rather constitute a genuine pre-estimate of damages. This remedy does not affect Imperial PFS Canada’s remedy under section 32.

13. Cross Collateralization: Agree that if we are in default under this PA or any other PA which we at any time enter into with Imperial PFS Canada or any of its affiliates, we shall be in default under all agreements at any time entered into by us with Imperial PFS Canada or any of its affiliates, and Imperial PFS Canada shall be entitled to exercise all remedies available to Imperial PFS Canada when we are in default under this PA or any other PA between us and Imperial PFS Canada or any of its affiliates. Notwithstanding any other provision of this PA or any other PA, we agree that any amount received by Imperial PFS Canada on account of unearned premiums, all dividends, and all loss payments which reduce the unearned premiums under the Policies or under any other Policies financed by Imperial PFS Canada on our request under any other PA with Imperial PFS Canada or any of its affiliates may be applied against the total amount due under this PA and all other amounts due to Imperial PFS Canada by us. We hereby appoint Imperial PFS Canada our attorney with full authority to cancel policies financed by Imperial PFS Canada under other agreements with Imperial PFS Canada by reason of default under this PA or any other agreement between us and Imperial PFS Canada. We agree and confirm that every agreement between us with respect to premium is hereby deemed to be amended as required to give effect to the foregoing.

14. Security Interests: To secure the performance of our obligations hereunder we grant Imperial PFS Canada a continuing security interest in any interest we have in all unearned premiums, all dividends and all loss payments which reduce the unearned premiums under the Policies and all provincial or federal sales tax or other refunds. We agree that Imperial PFS Canada has all the rights of a secured party under any applicable personal property security interest (as the terms “security interest” and “purchase money security interest” are used in the Personal Property Security Act (Ontario) and shall be interpreted with similar effect under analogous legislation in force in any other relevant jurisdiction). Where applicable by law, we hereby waive our right of notification of Personal Property Security Act registration.

15. Early Payment: Acknowledge that at any time, we may pay the whole amount still unpaid. If we pay the full amount before it is due, we will be given a refund of the unearned Plan Cost less any fees deemed appropriate by Imperial PFS Canada at its sole discretion.

16. Assignments: Agree that we may not assign the Policies or permit endorsement of any of the Policies to additional insureds without Imperial PFS Canada’s written consent prior to the assignment or endorsement. However, we do not need Imperial PFS Canada’s written consent to add mortgagees or other persons as loss payees. Imperial PFS Canada may transfer its rights under this PA to anyone without our consent and we agree to pay this transferee without any right to abatement, deduction, set-off, withholding or any other counterclaim. All of Imperial PFS Canada’s rights shall endure to the benefit of Imperial PFS Canada’s successors and assigns. The obligations of the Insured/Borrower are binding upon our heirs, executors, successors, administrators and assigns.

17. Indemnity: Agree that we will indemnify, defend and hold harmless Imperial PFS Canada and its agents, officers, attorneys, directors, assigns, and employees from and against any and all liabilities, losses, expenses, damages, demands, and claims, including attorneys’ fees, arising out of injury or alleged injury to any persons, including death, damage or alleged damage to any property, if due to our failure to pay Imperial PFS Canada monies owing under this PA when such amounts are due, and such default in payment causes Imperial PFS Canada to cancel the Policy(ies) or otherwise affect our Policy(ies) due to the default in payment.

18. Collection Costs: Agree to pay any costs, fees and expenses incurred to collect any monies we owe under this PA including without limitation, legal fees on a solicitor and his own client basis, and all such amounts shall be deemed to be included in the Balance and shall be secured by the security granted under this PA.

19. Agent or Broker: Acknowledge while the Agent or Broker submitting this PA may be accepting the Initial Payment on Imperial PFS Canada’s behalf, that such Agent or Broker is not Imperial PFS Canada’s agent and cannot legally bind Imperial PFS Canada in any way.

20. Amendments: Agree if the Policies or any of them have not been issued at the time of signing of this PA, Imperial PFS Canada may insert the names of the Insurance Companies issuing the Policies, the Policy numbers, and the due date of any Payments, if they are not known when we sign the PA. We agree that during the term of this PA, the Balance, Plan Cost, Balance plus Plan Cost, and Payment Agreement Details may be amended by Imperial PFS Canada (1) to reflect any changes in the principal portion, or otherwise resulting from any Policy renewal or any other cause whatsoever, (2) to ensure that this PA conforms to the original or renewal finance quotation provided to the Agent or Broker and correctly sets forth the details of the Policies. We agree that all such amendments shall be binding upon us. Imperial PFS Canada agrees to advise us in writing of any such changes.

21. Effective Date: The Effective Date of this PA will be when this PA is accepted by Imperial PFS Canada in writing. This acceptance will be communicated with a notice of acceptance to us and/or our authorized Agent or Broker. However, we agree that funding by Imperial PFS Canada hereunder will not occur until Initial Payment is made.

22. Audit Policies: If any Policy financed by Imperial PFS Canada is an audit or reporting form Policy, we agree to pay to Imperial PFS Canada, and hereby direct the Insurance Companies to pay to Imperial PFS Canada, the amount of any return premium, to be applied against the Balance plus Plan Cost together with all other amounts owing hereunder as provided by law and further agree to provide Imperial PFS Canada with particulars as to the amount of any increase in premium payments required by the Insurance Companies.

23. Signature and Acknowledgement: Acknowledge we have signed this PA and have received an executed copy of it. If the Insured/Borrower is a corporation, limited liability company, partnership or other entity, we warrant we are authorized to sign this PA on its behalf, acting alone, and to bind such entity. If there is more than one Insured/Borrower listed on any Policies, we warrant we are, acting alone, authorized to sign for and to bind all Insureds/Borrowers.

24. Waiver of Rights/Enforceability: Acknowledge that time shall be of the essence of this PA and any waiver of or delay in enforcing any rights by Imperial PFS Canada does not constitute any waiver of such rights thereafter. The invalidity or unenforceability of any clause will not affect the remainder of the PA.

25. Facsimile Transmission: Agree that Imperial PFS Canada shall be entitled but not obligated to rely on delivery by facsimile transmission of an executed copy of this PA and acceptance by Imperial PFS Canada of such facsimile copy shall be effective to create a valid and binding agreement between us, Imperial PFS Canada, and the Agent or Broker in accordance with the terms hereof.

26. Dispute Resolution: The parties agree to resolve any and all disputes or claims arising out of or relating to this PA in the following manner: (1) for any and all disputes or claims within the monetary jurisdictional limit of the small claims court in the province or territory of the Borrower (“Small Claims”), the dispute or claim shall be resolved in either small claims court in the province or territory of the Borrower or by private arbitration pursuant to the Arbitration Act, 1991, S.O. 1991, c. 17 as am., or such successor act, in Toronto, Ontario, at the discretion of the filing party; and (2) for all claims and disputes exceeding the jurisdictional limit of the small claims court in the province or territory of the Borrower (“Large Claims”), the dispute or claim shall be resolved through private arbitration pursuant to the Arbitration Act, 1991, S.O. 1991, c. 17 as am., or such successor act, in Toronto, Ontario. The language of the arbitration shall be English. In the event that the dispute or claim is resolved through private arbitration, the final arbitral award will be binding upon the parties and there will be no appeal from the award of the arbitrator on questions of law or on questions of fact or mixed fact and law.

27. Governing Law: Agree that this PA shall be governed by the law of the province where the Insured/Borrower is located as indicated on the front page hereof, and the federal laws of Canada applicable in that jurisdiction.

28. Province of Quebec: For all purposes pursuant to which the interpretation or construction of this PA may be subject to the laws of the Province of Quebec or a court or tribunal exercising jurisdiction in the Province of Quebec, (1) “security” shall include “hypothec” and “security interest” shall include a “movable hypothec without delivery”, (2) all references to filing, registering or recording under the Personal Property Security Act (Ontario) shall include publication under the Civil Code of Quebec, (3) any “apply to it what we owe”, “apply them against the unpaid portion”, “set-off” or similar expression shall include a “right of compensation”, (4) an “attorney” shall include a “mandatary”, (5) “receivership” shall include “sequestration” and “seizure”, (6) “loss payments” shall include “indemnities”, (7) “loss payee” shall include “beneficiary” and “hypothecary creditor”, (8) “collection fees” shall include “recovery fees”, (9) “joint and several” shall include “solidary”, (10) “right to demand payment in full” shall include “the loss of the benefit of the term”. For the purposes of section 14 (Security Interest), to secure the performance of our obligations hereunder, we grant Imperial PFS Canada a movable hypothec without delivery in any interest we have in all unearned premiums, all dividends and all loss payments which reduce the unearned premiums under the Policies and all provincial or federal sales tax or other refunds, the whole up to an amount equal to the Balance plus Plan Cost multiplied by 1.25, with interest thereon at the rate of 25% par annum as of the date hereof. We and our authorized Agent or Broker, hereby represent and warrant that the Insurance Companies have not received any notice of assignment or hypothec under Article 2479.1 of the Civil Code of Quebec from any person (other than Imperial PFS Canada), prior to the Effective Date of this PA, in respect of the Policies hereunder, and we hereby further agree to cause such Insurance Companies to so confirm in writing to Imperial PFS Canada.

29. Language: Les parties ont expressément convenu que cette convention ainsi que tous documents y afferents soient redigés en langue anglaise seulement. The parties have expressly agreed that this PA and all related documents be drafted in the English language only.

30. Pre-Authorized Payment Agreement: Imperial PFS Canada is hereby authorized to draw payment under its Payment Agreement from the bank account and/or the credit card account included within Payment Details. This authorization shall extend to include any revised payment amounts, late charges, NSF charges or other amounts due to Imperial PFS Canada under the terms of this Payment Agreement. We understand that the debits may occur prior to receiving prior written notice. We also understand that if we wish to change the amount of our PAD (Pre-Authorized Debit) we should contact Imperial PFS Canada by phone or in writing. This authorization is a Business PAD (where the Insured is a corporation, person or entity acting for business purposes). We can obtain a sample cancellation form or get further information on our right to cancel a PAD agreement by contacting our financial institution or by visiting www.payments.ca. We acknowledge that we have certain recourse rights if any debit does not comply with this agreement. For example, we have the right to receive reimbursement for any debit that is not authorized or is not consistent with this PAD agreement. To obtain more information on our rights, we should contact our financial institution or visit www.payments.ca.

31. Notice of Acceptance and Amendments: we agree that because some of the Policy(ies) may not have been issued at the time of signing of this PA, Imperial PFS Canada will provide a Schedule of Policies, including(where available) the names of the Insurance Companies issuing the Policy(ies), the Policy numbers, the Premiums and the due date of any payments, and send that information to us and the Broker in a Notice of Acceptance to be sent to us within 10 days of Imperial PFS Canada’s acceptance of the revised policy details. We agree that during the term of this PA, Imperial PFS Canada may amend the PA (1) to reflect any changes in the Total Premiums, or otherwise resulting from any Policy renewal or any other cause whatsoever, (2) to ensure that this PA conforms to the original or renewal quotation provided to the Broker and correctly sets forth the details of the Policy(ies). We agree that all such amendments shall be binding upon us.

Imperial PFS Payments Canada, ULC

1011-1 Toronto Street, Toronto, ON M5C 2V6
Phone: (866) 815-9454 | Web: www.ipfscanada.com

Payment Agreement #: 3558

C.56.E.210924	Page (2)

32. Right not to Fund where no Payment has been Made: If we fail to make any required Initial Payment prior to the time Imperial PFS Canada pays the Total Premiums, any individual premium listed on the Schedule of Policies, or any additional premium on the policies listed in the Schedule of Policies, Imperial PFS Canada may in its sole discretion accept the repudiation, or in the case of Quebec, resolution, of this PA with respect to all policies or additional premiums to which such missed down payment or installment payment relates. Such repudiation, or in the case of Quebec, resolution, will alleviate Imperial PFS Canada of any future obligation under this PA, and we will have no remedy if Imperial PFS Canada accepts such repudiation, or in the case of Quebec, resolution. This section does not apply where a default occurs after an Initial Payment has been made. We understand that if Imperial PFS Canada chooses not to pay such premiums, we may not have insurance coverage and it is our responsibility to make all premium payments to our agent, broker, or insurance carrier, as the case may be.

33. Remedies, Waiver, and Severability: All rights and remedies of the parties, pursuant to this PA, in law or at equity, are cumulative and may be exercised concurrently or separately. The exercise of one remedy will not be an election of that remedy to the exclusion of other remedies. The waiver of a breach of any term or condition of this PA or the failure to enforce a right pursuant to this PA will not act as a waiver of any other breach of the same or any other term or condition or as a waiver of any future right. If any provision of this PA is held to be unenforceable, the remaining provisions will remain in effect and the parties will negotiate in good faith a substantively comparable enforceable provision to replace the unenforceable provision.

Imperial PFS Payments Canada, ULC

1011-1 Toronto Street, Toronto, ON M5C 2V6
Phone: (866) 815-9454 | Web: www.ipfscanada.com

Payment Agreement #: 3558

C.56.E.210924	Page (3)